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                            [      ] COMMON SHARES

                     MBIA CAPITAL/CLAYMORE MANAGED DURATION
                         INVESTMENT GRADE MUNICIPAL FUND


                             UNDERWRITING AGREEMENT

                                                                August ___, 2003
A.G. Edwards & Sons, Inc.
Merrill Lynch, Pierce, Fenner
   & Smith Incorporated
Advest, Inc.
Robert W. Baird & Co., Incorporated
BB&T Capital Markets, a division of
   Scott & Stringfellow, Inc.
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Legg Mason Wood Walker, Incorporated
McDonald Investment, Inc.
Janney Montgomery Scott LLC
Quick & Reilly, Inc.
RBC Dain Rauscher, Inc.
The Seidler Companies Incorporated
SunTrust Robinson Humphrey
Wells Fargo Securities LLC

                 As Representatives of the Several Underwriters
                          c/o A.G. Edwards & Sons, Inc.
                           One North Jefferson Avenue
                            St. Louis, Missouri 63103

Dear Sirs:

     The undersigned, MBIA Capital/Claymore Managed Duration Investment Grade Municipal Fund, a Delaware statutory trust, (the "Fund") and MBIA Capital Management Corp., a Delaware corporation (the "Adviser"), address you as Underwriters and as the Representatives (the "Representatives") of each of the

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other persons, firms and corporations, if any, listed in Schedule I hereto
(herein collectively called "Underwriters"). The Fund proposes to issue and sell an aggregate of _____________ shares of its common shares of beneficial interest, $.001 par value per share (the "Firm Shares"), to the several Underwriters. The Fund also proposes to sell upon the terms and conditions contained in Section 2 hereof, up to _____________ additional common shares (the "Additional Shares" which together with the Firm Shares are hereinafter collectively referred to as the "Shares").

     The Fund and the Adviser wish to confirm as follows their agreements with you and the other several Underwriters on whose behalf you are acting in connection with the several purchases of the Shares by the Underwriters.

     The Fund has entered into an investment advisory agreement with the Adviser dated as of August ___, 2003 (including the Waiver Reliance Letter of even date, the "Advisory Agreement"), a Custody Agreement with The Bank of New York dated as of August ___, 2003 (the "Custodian Contract"), a Stock Transfer Agency Agreement with The Bank of New York dated as of August ___, 2003 (the "Transfer Agency Agreement") and an Underwriter Participation Agreement dated as of August ___, 2003 among the Fund, the Adviser and Claymore Securities, Inc. (the "Underwriter Participation Agreement"). In addition, the Fund has adopted an automatic dividend reinvestment plan (the "Dividend Reinvestment Plan"), pursuant to which holders of Shares shall have their dividends automatically reinvested in additional common shares of the Fund unless they elect to receive such dividends in cash. Collectively, the Advisory Agreement, Custodian Contract, Transfer Agency Agreement, the Underwriter Participation Agreement and the Dividend Reinvestment Plan are herein referred to as the "Fund Agreements." In addition, the Adviser has entered into a Corporate Finance Services And Consulting Agreement with A.G. Edwards & Sons, Inc. dated as of August ___, 2003 (the "Corporate Finance Services And Consulting Agreement"). This Underwriting Agreement is herein referred to as the "Agreement."

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          1.   REGISTRATION STATEMENT AND PROSPECTUS. The Fund has prepared and filed with the Securities and Exchange Commission (the "Commission") in accordance with the provisions of the Securities Act of 1933, as amended (the "1933 Act"), the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act (the "1933 Act Rules and Regulations") and the 1940 Act (the "1940 Act Rules and Regulations" and together with the 1933 Act Rules and Regulations, the "Rules and Regulations") a registration statement on Form N-2 (File No. 333-105539 under the 1933 Act) (the "registration statement"), including a prospectus and statement of additional information relating to the Shares, and a notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A (File No. 811-21359 under the 1940 Act, the "1940 Act Notification"), and may pursuant to the Rules and Regulations prepare and file an additional registration statement relating to a portion of the Shares pursuant to Rule 462(b) of the 1933 Act Rules and Regulations (a "Rule 462 registration statement"). The term "Registration Statement" as used in this Agreement means
(i) the registration statement (including all financial schedules and exhibits), as amended at the time it becomes effective under the 1933 Act or (ii) (if the registration statement became effective under the 1933 Act prior to the execution of this Agreement) the registration statement (including all financial schedules and exhibits), as amended or supplemented thereto, prior to the execution of this Agreement and including any information deemed to be included by Rule 430A under the 1933 Act Rules and Regulations. If it is contemplated, at the time this Agreement is executed, that a post-effective amendment to the registration statement will be filed under the 1933 Act and must be declared effective before the offering of Shares may commence, the term "Registration Statement" as used in this Agreement means the Registration Statement as amended by said post-effective amendment. If the Fund has filed a Rule 462 registration statement, then the reference herein to the term "Registration Statement" shall include such Rule 462 registration statement. The term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the

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Registration Statement or, if the prospectus and statement of additional information included in the Registration Statement omit information in reliance on Rule 430A under the 1933 Act Rules and Regulations and such information is included in a prospectus and statement of additional information filed with the Commission pursuant to Rule 497(h) under the 1933 Act Rules and Regulations, the term "Prospectus" as used in this Agreement means the prospectus and statement of additional information in the forms included in the Registration Statement as supplemented by the addition of the information contained in the prospectus (including the statement of additional information) filed with the Commission pursuant to Rule 497(h). The term "Prepricing Prospectus" as used in this Agreement means the prospectus and statement of additional information subject to completion in the form included in Pre-Effective Amendment No. 1 to the registration statement at the time of its filing with the Commission on July 24, 2003 and as such prospectus and statement of additional information shall have been amended from time to time prior to the date of the Prospectus, together with any other prospectus (including any other statement of additional information) relating to the Fund other than the Prospectus. The terms "Registration Statement," "Prospectus" and "Prepricing Prospectus" shall also include any financial statements and other information included or incorporated by reference therein.

     The Fund has furnished the Representatives with copies of such registration statement, each amendment to such registration statement filed with the Commission and each Prepricing Prospectus.

     2. AGREEMENTS TO SELL AND PURCHASE. The Fund hereby agrees, subject to all the terms and conditions set forth herein, to issue and to sell to each Underwriter and, upon the basis of the representations, warranties and agreements of the Fund, and the Adviser herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund at a purchase price of $____ per Share (the "Price per Share"), the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto.

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     The Fund also agrees, subject to all the terms and conditions set forth herein, to issue and to sell to the Underwriters and, upon the basis of the representations, warranties and agreements of the Fund and the Adviser herein contained and subject to all of the other terms and conditions set forth herein, the Underwriters shall have the right to purchase from the Fund, at the Price per Share, pursuant to an option (the "over-allotment option") which may be exercised, in whole or in part, at any time and from time to time prior to 9:00 A.M., New York City time, on the 45th day after the date of the Prospectus (or if such 45th day shall be a Saturday or a Sunday or a holiday, on the next business day thereafter when the New York Stock Exchange (the "NYSE") is open for trading), all or a portion of the Additional Shares. Additional Shares may be purchased solely for the purpose of covering over-allotments made in connection with the offering of the Shares. This option may be exercised by the Representatives on behalf of the several Underwriters by written notice to the Fund. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when the Additional Shares are to be delivered (an "Option Closing Date"). Upon any exercise of the over-allotment option, upon the basis of the representations, warranties and agreements of the Fund and the Adviser, herein contained and subject to all of the other terms and conditions set forth herein, each Underwriter agrees, severally and not jointly, to purchase from the Fund the number of Additional Shares specified in such notice (subject to such adjustments as you may determine to avoid fractional shares) which bears the same proportion to the number of such Additional Shares to be purchased by the Underwriters as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I (or such number of Firm Shares increased as set forth in Section 10 hereof) bears to the aggregate number of Firm Shares.

     3. TERMS OF PUBLIC OFFERING. The Fund and the Adviser have been advised by you that the Underwriters propose to make a public offering of their respective portions of the Shares as soon after the Registration Statement and this

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Agreement have become effective as in your judgment is advisable and initially to offer the Shares upon the terms set forth in the Prospectus.

     4.   DELIVERY OF SHARES AND PAYMENTS THEREFOR.

          (a) Delivery to the Underwriters of and payment to the Fund for the Firm Shares and compensation of the Underwriters with respect thereto shall be made at the offices of Skadden, Arps, Slate, Meagher & Flom (Illinois), or those of its affiliated legal practice entity Skadden, Arps, Slate Meagher & Flom LLP, or through the facilities of The Depository Trust Company or another mutually agreeable facility at 8:00 a.m. central time on August ___, 2003 (the "Closing Date"). The place of closing for the Firm Shares and the Closing Date may be varied by agreement between the Representatives and the Fund.

          (b) Delivery to the Underwriters of and payment to the Fund for any Additional Shares to be purchased by the Underwriters and compensation of the Underwriters with respect thereto shall be made in the same manner and at the same office as the payment for the Firm Shares at such time on such Option Closing Date as is specified in the written notice of exercise as set forth in Section 2, which may be the same as the Closing Date, but shall in no event be earlier than the Closing Date nor earlier than two nor later than three business days after the giving of the notice hereinafter referred to, as shall be specified in a written notice from you on behalf of the Underwriters to the Fund of the Underwriters' determination to purchase a number, specified in said notice, of Additional Shares. The place of closing for any Additional Shares and the Option Closing Date for such Additional Shares may be varied by agreement between you and the Fund.

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          (c)  The Shares shall be registered in such names (including The
     Depository Trust Company) and in such denominations as the Underwriters shall request prior to 1:00 P.M., New York City time, (i) with respect to the Firm Shares, on the second business day preceding the Closing Date (ii) with respect to the Additional Shares, on the day of the giving of the written notice in respect of such Additional Shares. Certificates for shares will be made available to you in New York City for inspection and packaging not later than 9:00 A.M., New York City time, on the business day next preceding the Closing Date or any Option Closing Date, as the case may be. The certificates evidencing the Firm Shares and any Additional Shares to be purchased hereunder shall be delivered to you on the Closing Date or the Option Closing Date, as the case may be, against payment of the purchase price therefor in immediately available funds.

     5. AGREEMENTS OF THE FUND AND THE ADVISER. The Fund and the Adviser, jointly and severally, agree with the several Underwriters as follows:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment to the Registration Statement to be declared effective under the 1933 Act before the offering of the Shares may commence, the Fund will use its best efforts to cause the registration statement or such post-effective amendment to become effective under the 1933 Act as soon as possible. If the Registration Statement has become effective and the Prospectus

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     contained therein omits certain information at the time of effectiveness pursuant to Rule 430A of the 1933 Act Rules and Regulations, the Fund will file a prospectus including such information pursuant to Rule 497(h) of the 1933 Act Rules and Regulations no later than the second business day following the earlier of the date of the determination of the offering price of the Shares or the date the Prospectus is first used after the effective date of the Registration Statement. If the Registration Statement has become effective and the Prospectus contained therein does not so omit such information, the Fund will file a Prospectus or certification pursuant to Rule 497(c) or (j), as the case may be, of the 1933 Act Rules and Regulations no later than the fifth business day following the date of the later of the effective date of the Registration Statement or the commencement of the public offering of the Shares after the effective date of the Registration Statement. The Fund will advise you promptly and, if requested by you, will confirm such advice in writing (i) when the Registration Statement or such post-effective amendment has become effective, (ii) when the Prospectus has been timely filed pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations or (iii) when the certification permitted pursuant to Rule 497(j) of the 1933 Act Rules and Regulations has been timely filed, whichever is applicable.

          (b) The Fund, and in the case of (iii)(B) below, the Adviser, will advise you promptly and, if requested by you, will confirm such advice in writing: (i) of any request made by the Commission for amendment of or a supplement to the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement to any of the foregoing) or for additional information, (ii) of the issuance by the Commission, the National Association of Securities Dealers, Inc. (the "NASD"), any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official of any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus, any Prepricing Prospectus or any sales material (as hereinafter defined), of any notice pursuant to Section 8(e) of the 1940 Act, of the suspension of qualification of the Shares for offering or sale in any jurisdiction, or the initiation or contemplated initiation of any proceeding for any such purposes, (iii) of receipt (within three years after the date of this Agreement) by (A) the Fund (or by any affiliate of the Fund or attorney of the Fund) of any

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     other material communication from the Commission, or (B) the Fund or the
     Adviser (or by any affiliate of the Fund or the Adviser or attorney of the Fund or the Adviser) of any other material communication from the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official, which communication relates to the Registration Statement, the 1940 Act Notification, the Prospectus, any Prepricing Prospectus, any sales material (as hereinafter defined) (or any amendment or supplement to any of the foregoing) or this Agreement or any of the Fund Agreements and (iv) within the period of time referred to in paragraph (f) below, of any material, adverse change in the condition (financial or other), general affairs, business, properties, net assets (other than as a result of changes in market conditions generally) or results of operations of the Fund or of any event which should reasonably be expected to have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement or the Advisory Agreement, as the case may be, or of the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus or any sales material, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or

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     regulatory body. If at any time the Commission shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund and the Adviser will use their respective reasonable best efforts to obtain the withdrawal of such order at the earliest possible time. If at any time the NASD, any national securities exchange, any state securities commission, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official shall issue any order suspending the effectiveness of the Registration Statement, prohibiting or suspending the use of the Prospectus or any sales material (or any amendment or supplement to any of the foregoing) or suspending the qualification of the Shares for offering or sale in any jurisdiction, the Fund and the Adviser will use their respective reasonable best efforts to obtain the withdrawal of such order at the earliest possible time.

          (c) The Fund will furnish to you, without charge, three signed copies of the registration statement and the 1940 Act Notification as originally filed with the Commission and of each amendment thereto, including financial statements and all exhibits thereto and will also furnish to you, without charge, such number of conformed copies of the registration statement as originally filed and of each amendment thereto, with or without exhibits, as you may reasonably request.

          (d) The Fund will not (i) file any amendment to the registration statement or the Registration Statement or make any amendment or supplement to the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) of which you shall not previously have been advised or to which you shall reasonably object within a reasonable time after being so advised or (ii) so long as, in the opinion of counsel for the Underwriters, a Prospectus is

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     required to be delivered in connection with sales by any Underwriter or dealer, file any information, documents or reports pursuant to the 1933 Act, the 1940 Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), without delivering a copy of such information, documents or reports to you, as Representatives of the Underwriters, prior to or concurrently with such filing.

          (e) Prior to the execution and delivery of this Agreement, the Fund has delivered to you, without charge, in such quantities as you have reasonably requested, copies of each form of any Prepricing Prospectus. The Fund consents to the use, in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by dealers, prior to the date of the Prospectus, of the Prepricing Prospectus included in Pre-Effective Amendment No. 1 to the registration statement so furnished by the Fund.

          (f) As soon after the execution and delivery of this Agreement as possible and thereafter from time to time, for such period as in the opinion of counsel for the Underwriters a prospectus is required by the 1933 Act to be delivered in connection with sales of Shares by any Underwriter or dealer, the Fund will expeditiously deliver to each Underwriter and each dealer, without charge, as many copies of the Prospectus (and of any amendment or supplement thereto) as you may reasonably request. The Fund consents to the use of the Prospectus (and of any amendments or supplements thereto) in accordance with the provisions of the 1933 Act and with the securities or Blue Sky laws of the jurisdictions in which the Shares are offered by the several Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection with sales of Shares by any Underwriter or dealer. If during such period of time any event shall occur that in the judgment of the Fund

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     or in the opinion of counsel for the Underwriters is required to be set forth in the Registration Statement or the Prospectus (as then amended or supplemented) or should be set forth therein in order to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading or if it is necessary to supplement or amend the Registration Statement or the Prospectus to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law, rule or regulation, the Fund will forthwith notify you of such event, prepare and, subject to the provisions of paragraph (d) above, promptly file with the Commission an appropriate amendment or supplement thereto and will expeditiously furnish to the Underwriters and dealers, without charge, such number of copies thereof as they may reasonably request; provided, that if the amendment or supplement is required solely as a result of a misstatement in or omission from any information provided to the Fund by the Underwriters in writing expressly for use in the Registration Statement or the Prospectus, the Fund may deliver such amendment or supplement at cost. In the event that the Registration Statement or the Prospectus is to be amended or supplemented, the Fund, if requested by you, will promptly issue a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement or will otherwise appropriately disseminate the required information in a manner reasonably acceptable to you.

          (g) The Fund will cooperate with you and with counsel for the Underwriters in connection with the registration or qualification of the Shares for offering and sale by the several Underwriters and by dealers under the securities or Blue Sky laws of such jurisdictions as you may designate and will file such consents to service of process or other documents necessary or appropriate in order to effect such registration or qualification; provided that in no event shall the Fund be obligated to qualify to do business in any jurisdiction where it is not now so qualified or to take any action which would subject it to service of

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     process in suits, other than those arising out of the offering or sale of the Shares, in any jurisdiction where it is not now so subject.

          (h) The Adviser will make generally available to the Underwriters its staff, for assistance with roadshow presentations as the Underwriters may reasonably request.

          (i) As soon as practicable, but in no event later than the last day of the 18th full calendar month following the calendar quarter in which the effective date of the Registration Statement falls, the Fund will make generally available to its security holders an earnings statement, which need not be audited, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act and Rule 158 of the 1933 Act Rules and Regulations.

          (j) The Fund will comply with the undertaking set forth in paragraph 6 of Item 33 of Part C of the Registration Statement.

          (k) During the period of three years hereafter, the Fund will furnish or will have furnished to you (i) as soon as available, a copy of each report of the Fund mailed to shareholders or filed with the Commission (other than reports on Form N-CSR) or furnished to the NYSE and (ii) from time to time such other information concerning the Fund as you may reasonably request.

          (l) If this Agreement shall terminate or be terminated after execution pursuant to any provisions hereof (otherwise than pursuant to the second paragraph of Section 10 hereof or by notice given by you terminating this Agreement pursuant to Section 11 hereof) or if this Agreement shall be terminated by the Underwriters because of (i) any failure or refusal on the part of the Fund or the Adviser to comply with any term or fulfill any of the conditions of this Agreement required to be complied with or fulfilled by them, or (ii) the non-occurrence of any other condition required under the

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     terms of this Agreement to occur, in each case in connection with the purchase, sale and public offering of the Shares, the Fund and the Adviser, jointly and severally, agree to reimburse the Representatives for all out-of-pocket expenses not to exceed the amounts set forth in Section 12 of this Agreement (including reasonable fees and expenses of counsel for the Underwriters) incurred by you in connection herewith.

          (m) The Fund will direct the investment of the net proceeds of the offering of the Shares (i) in accordance with the description set forth in the Prospectus and (ii) in such a manner as to comply with the investment objectives, policies and restrictions of the Fund as described in the Prospectus.

          (n) The Fund will advise you of the time and manner of its filing of the requisite copies of the Prospectus with the Commission in a timely fashion pursuant to Rule 497(c) or Rule 497(h) of the 1933 Act Rules and Regulations, whichever is applicable or, if applicable, of the filing in a timely fashion the certification permitted by Rule 497(j) of the 1933 Act Rules and Regulations.

          (o) The Fund will use its reasonable best efforts to have the shares listed, subject to notice of issuance, on the NYSE concurrently with the effectiveness of the Registration Statement and to comply with the rules or regulations of such exchange.

          (p) Except as provided in this Agreement or pursuant to any dividend reinvestment plan of the Fund, none of the Fund, the Adviser, or their respective officers, directors or trustees will sell, contract to sell or otherwise dispose of, any common shares of beneficial interest of the Fund or any securities convertible into or exercisable or exchangeable for such common shares or grant any options or warrants to purchase such common shares, for a period of 180 days after the date of the Prospectus, without the prior written consent of the Representatives.

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          (q)  Except as stated in this Agreement and in the Prospectus, none of the Fund or the Adviser will take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of the Shares.

          (r) The Fund will direct the investment of the proceeds of the offering of the Shares so as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company under the Code.

     6. REPRESENTATIONS AND WARRANTIES OF THE FUND AND THE ADVISER. The Fund and the Adviser, jointly and severally, represent and warrant to each Underwriter that:

          (a) Each Prepricing Prospectus included as part of the registration statement or as part of any amendment or supplement thereto or filed pursuant to Rule 497 of the 1933 Act Rules and Regulations, complied when so filed in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and the Commission has not issued any order preventing or suspending the use of any Prepricing Prospectus.

          (b) The registration statement in the form in which it became or becomes effective and also in such form as it may be when any post-effective amendment thereto shall become effective, the Prospectus and any amendment or supplement thereto when filed with the Commission under Rule 497 of the 1933 Act Rules and Regulations and the 1940 Act Notification when originally filed with the Commission and any amendment or supplement thereto when filed with the Commission complied or will comply in all material respects with the provisions of the 1933 Act, the 1940 Act and the Rules and Regulations and each of the Registration Statement and the Prospectus (or any supplement or amendment to either of them) did not or will not at any

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     such times contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading; except that this representation and warranty does not apply to statements in or omissions from the Registration Statement and the Prospectus (and any amendment or supplement to either of them) made in reliance upon and in conformity with information relating to any Underwriter furnished to the Fund in writing by or on behalf of any Underwriter through you expressly for use therein.

          (c) All the outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued, are fully paid and nonassessable and are free of any preemptive or similar rights, the Shares have been duly authorized and, when issued and delivered to the Underwriters against payment therefor in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and free of any preemptive or similar rights and the common shares of beneficial interest of the Fund conform in all material respects to the description thereof in the Registration Statement or the Prospectus (or any amendment or supplement to either of them). Except for the Shares and the common shares of beneficial interest issued in accordance with Section 14(a) of the 1940 Act, no other shares of beneficial interest are issued or outstanding and the capitalization of the Fund conforms in all material respects to the description thereof in the Registration Statement and the Prospectus (or any amendment or supplement to either of them).

          (d) The Fund has been duly created and is validly existing in good standing as a statutory trust under the laws of the State of Delaware, with full statutory trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or the conduct of its business requires such registration or qualification, except where the failure so to register or to qualify, either alone or in the aggregate, does not have or would not reasonably be expected to have a material adverse effect on the condition (financial or otherwise), business, properties, business prospects, net assets or results of operations, whether or not occurring in the ordinary course of business (a "Material Adverse Effect") of the Fund. The Fund has no subsidiaries.

          (e) There are no legal or governmental proceedings pending or, to the knowledge of the Fund, threatened, against the Fund, or to which the Fund or any of its properties is subject, that are required to be described in the Registration Statement or the Prospectus (and any amendment or supplement to either of them) but are not described as required and there are no agreements, contracts, indentures, leases or other instruments that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) or to be filed as an exhibit to the Registration Statement that are not described or filed as required by the 1933 Act, the 1940 Act or the Rules and Regulations.

          (f) The Fund is not in violation of its Amended and Restated Agreement and Declaration of Trust ("Declaration"), by-laws or other organizational documents or any law, ordinance, administrative or governmental rule or regulation applicable to the Fund or of any decree of the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any other agency or any body or official having jurisdiction over the Fund or in breach or default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or any other evidence of indebtedness or in any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound, except for such violation or such breach or default that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Fund.

          (g) Neither the issuance and sale of the Shares, the execution, delivery or performance of this Agreement or any of the Fund Agreements by the Fund, nor the consummation by the Fund of the transactions contemplated hereby or thereby (i) requires any consent, approval, authorization or order of or registration or filing with the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Fund (except as obtained or made prior to the date hereof or required for compliance with the securities or Blue Sky laws of various jurisdictions which have been or will be effected in accordance with this Agreement and except for compliance with the filing requirements of the NASD Division of Corporate Finance) or conflicts or will conflict with or constitutes or will constitute a breach of the Declaration, bylaws, or other organizational documents of the Fund or (ii) (A) conflicts or will conflict with or constitutes or will constitute a breach of or a default under any agreement, indenture, lease or other instrument to which the Fund is a party or by which it or any of its properties may be bound or violates or
     (B) will violate any statute, law, regulation or filing or judgment, injunction, order or decree applicable to the Fund or any of its properties or will result in the creation or imposition of any lien, charge or encumbrance (collectively, a "Lien") upon any property or assets of the Fund pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Fund is subject, except for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Fund. As of the date hereof, the Fund is not subject to any order of any court or of any arbitrator, governmental authority or administrative agency.

          (h) Since the date as of which information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material, adverse change in the condition (financial or other), general affairs, business, properties, net assets (other than as a result of changes in market conditions generally) or results of operations of the Fund or of any event which should reasonably be expected to have a material adverse effect on the ability of the Adviser to perform its obligations under this Agreement or the Advisory Agreement, as the case may be, or the happening of any event which makes any statement of a material fact made in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) untrue or which requires the making of any additions to or changes in the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations to be stated therein or necessary in order to make the statements therein (in the case of a prospectus or any sales material, in light of the circumstances under which they were made) not misleading or of the necessity to amend or supplement the Registration Statement, the Prospectus, any Prepricing Prospectus or any sales material (or any amendment or supplement to any of the foregoing) to comply with the 1933 Act, the 1940 Act, the Rules and Regulations or any other law or order of any court or regulatory body, (ii) there have been no transactions entered into by the Fund other than those in the ordinary course of its business as described in the Prospectus (and any amendment or supplement thereto) and (iii) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its common shares of beneficial interest.

          (i) The accountants, PricewaterhouseCoopers LLP, who have audited the Statement of Assets and Liabilities included in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), are an independent public accounting firm as required by the 1933 Act, the 1940 Act and the Rules and Regulations.

          (j) The financial statements, together with related schedules and notes, included or incorporated by reference in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) present fairly in all material respects the financial position of the Fund on the basis stated in the Registration Statement at the respective dates or for the respective periods to which they apply; such statements and related schedules and notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved except as disclosed therein; and the other financial and statistical information and data, if any, included in the Registration Statement or the Prospectus (or any amendment or supplement thereto) are accurately derived from such financial statements and the books and records of the Fund.

          (k) The Fund, subject to the Registration Statement having been declared effective and the filing of the Prospectus under Rule 497 under the 1933 Act Rules and Regulations, has taken all required action under the 1933 Act, the 1940 Act and the Rules and Regulations to make the public offering and consummate the sale of the Shares as contemplated by this Agreement.

          (l) The execution and delivery of and the performance by the Fund of its obligations under this Agreement and the Fund Agreements have been duly and validly authorized by the Fund and this Agreement and each of the Fund Agreements have been duly executed and delivered by the Fund and, assuming due authorization, execution and delivery by the other parties thereto, each constitutes the valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited (based upon considerations of public policy) by federal or state securities laws and subject to the qualification that the enforceability of the Fund's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether enforcement is considered in a proceeding in equity or law).

          (m) Except as disclosed in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), subsequent to the respective dates as of which such information is given in the Registration Statement and the Prospectus (and any amendment or supplement to either of them), the Fund has not incurred any material liability or obligation, direct or contingent, or entered into any transaction, not in the ordinary course of business, and there has not been any change in the shares of beneficial interest or any change or any development involving or which should reasonably be expected to involve a Material Adverse Effect on the Fund or its capitalization.

          (n)  The Fund has not distributed and, prior to the later to occur of
     (i) the Closing Date and (ii) completion of the distribution of the Shares, will not distribute to the public any offering material in connection with the offering and sale of the Shares other than the Registration Statement, the Prepricing Prospectus included in Pre-Effective Amendment No. 1 to the registration statement, the Prospectus and the investor sales material (as hereinafter defined) filed with the NASD by Claymore Securities, Inc. on July 8, 2003.

          (o) The Fund has such licenses, permits, and authorizations of governmental or regulatory authorities ("permits") as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Fund has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows or, after notice or lapse of time, would allow, revocation or termination thereof or results in any other material impairment of the rights of the Fund under any such permit, subject in each case to such qualification as may be set forth in the Prospectus (and any amendment or supplement thereto), and except where the lack of, revocation, termination or impairment of the Fund's rights under such permits, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Fund; and, except as described in the Prospectus (and any amendment or supplement thereto), none of such permits contains any restriction that is materially burdensome to the Fund.

          (p) The Fund maintains and will maintain a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with the Board of Trustees' general or specific authorization and with the investment policies and restrictions of the Fund and the applicable requirements of the 1940 Act, the 1940 Act Rules and Regulations and the Code; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles, to calculate net asset value and fee accruals, to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the 1940 Act Rules and Regulations; (iii) access to assets is permitted only in accordance with the Board of Trustees' general or specific authorization; and (iv) the recorded account for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (q) The conduct by the Fund of its business (as described in the Prospectus) does not require it to be the owner, possessor or licensee of any patents, patent licenses, trademarks, service marks or trade names which it does not own, possess or license, except where the failure to so own, possess or license, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Fund.

          (r) Except as stated in this Agreement and in the Prospectus (and any amendment or supplement thereto), the Fund has not taken, directly or indirectly, any action designed to or which could cause or result in or which will constitute stabilization or manipulation of the price of the Shares in violation of federal securities laws and no such action has been, or will be, taken by any affiliates of the Fund.

          (s) The Fund is duly registered under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, diversified management investment company and the 1940 Act Notification has been duly filed with the Commission and, at the time of filing thereof and at all times through the date hereof the 1940 Act Notification conformed in all material respects with all applicable provisions of the 1940 Act and the 1940 Act Rules and Regulations; no order of suspension or revocation of such registration under the 1940 Act and the 1940 Act Rules and Regulations has been issued or proceedings therefor initiated or threatened by the Commission. The provisions of the Declaration, and the investment policies and restrictions described in each of the Registration Statement and the Prospectus, comply in all material respects with, and do not violate in any material respect, as the case may be, the requirements of the 1940 Act and the 1940 Act Rules and Regulations.

          (t) All advertising, sales literature or other promotional material (including "prospectus wrappers") intended for public distribution and authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Shares (collectively, "investor sales material") complied and comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act, the Rules and Regulations and the rules and interpretations of the NASD and no such investor sales material, when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. No advertising, sales literature or other promotional material (including "broker kits," "road show slides," "broker post-cards," "broker reference cards" and "road show scripts") not intended for public distribution ("broker sales material" and together with investor sales material, "sales material") and authorized in writing by or prepared by the Fund or the Adviser for use in connection with the offering and sale of the Shares, when read together with the Prospectus, contained or contains an untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (u) This Agreement and each of the Fund Agreements complies in all material respects with, and does not violate in any material respect, as the case may be, the applicable provisions of the 1940 Act, the Rules and Regulations, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations").

          (v) No holder of any security of the Fund has any right to require registration of any Shares, shares of beneficial interest or any other security of the Fund because of the filing of the registration statement or consummation of the transactions contemplated by this

     Agreement.

          (w) The Fund and the Adviser intend to direct the investment of the proceeds of the offering of the Shares in such a manner as to comply with the requirements of Subchapter M of the Code.

          (x) In the event that the Fund or the Adviser makes available any promotional materials intended for use only by qualified broker-dealers and registered representatives thereof by means of an Internet web site or similar electronic means, the Fund or the Adviser will install and maintain pre-qualification and password-protection or similar procedures which are reasonably designed effectively to prohibit access to such promotional materials by persons other than qualified broker-dealers and registered representatives thereof.

          (y) The Commission has not issued any order preventing or suspending the use of the Prospectus.

          (z) Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of any Underwriter listed in Schedule I hereto.

          (aa) The Shares have been approved for listing on the NYSE and the Fund's registration statement on Form 8-A under the 1934 Act has become effective.

     7. REPRESENTATIONS AND WARRANTIES OF THE ADVISER. The Adviser represents and warrants to each Underwriter as follows:

          (a) The Adviser is a corporation duly incorporated and validly existing in good standing under the laws of the State of Delaware, with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in each of the Registration Statement and the Prospectus (or any amendment or supplement to either of them) and is duly registered and qualified to conduct business and is in good standing in each jurisdiction or place where the nature of its properties or conduct of its business requires such registration or qualification, except where the failure so to register or to qualify would not have a Material Adverse Effect on the Adviser or the Fund.

          (b) The Adviser is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the 1940 Act, the Advisers Act Rules and Regulations or the 1940 Act Rules and Regulations from acting under the Advisory Agreement for the Fund as contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them). There does not exist any proceeding which has or would reasonably be expected to have a Material Adverse Effect on the registration of the Adviser with the Commission.

          (c) There are no legal or governmental proceedings pending or, to the knowledge of the Adviser, threatened against the Adviser that are required to be described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) but are not described as required or that could reasonably be expected to result in any Material Adverse Effect on the Adviser or that could reasonably be expected to have a material, adverse effect on the ability of the Adviser to perform its obligations under this Agreement or under the Advisory Agreement, the Corporate Finance Services and Consulting Agreement or the Underwriter Participation Agreement (collectively, the "Adviser Agreements").

          (d) Neither the execution, delivery or performance of this Agreement, or any of the Adviser Agreements by the Adviser, nor the consummation by the Adviser of the transactions contemplated hereby or thereby (i) requires the Adviser to obtain any material consent, approval, authorization or other order of, or registration or filing with, the Commission, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court, regulatory body, administrative agency or other governmental body, agency or official having jurisdiction over the Adviser, or conflicts or will conflict with or constitutes or will constitute a breach of or a default under, the certificate of incorporation or bylaws, or other organizational documents of the Adviser or (ii) conflicts or will conflict with or constitutes or will constitute a breach of or a default under, any agreement, indenture, lease or other instrument to which the Adviser is a party or by which the Adviser or any of its properties may be bound, or violates or will violate any statute, law, regulation or judgment, injunction, order or decree applicable to the Adviser or any of its properties or will result in the creation or imposition of any Lien upon any property or assets of the Adviser pursuant to the terms of any agreement or instrument to which it is a party or by which it may be bound or to which any of the property or assets of the Adviser is subject, except in any case under clause (ii) for such conflict, breach, default, violation or lien that, either alone or in the aggregate, does not have or would not reasonably be expected to have a Material Adverse Effect on the Adviser or on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements. The Adviser is not subject to any order of any court or of any arbitrator, regulatory body, administrative agency or other governmental body, agency or official, which order, either alone or in the aggregate, has or would not reasonably be expected to have a Material Adverse Effect on the Adviser or on the ability of the Adviser to perform its obligations under this Agreement or any of the Adviser Agreements.

          (e) The Adviser has full power and authority to enter into this Agreement and each of the Adviser Agreements, the execution and delivery of, and the performance by the Adviser of its obligations under, this Agreement and each of the Adviser Agreements have been duly and validly authorized by the Adviser and this Agreement and each of the Adviser Agreements have been duly executed and delivered by the Adviser and, assuming the due authorization, execution and delivery by the other parties thereto, constitute the valid and legally binding agreements of the Adviser, enforceable against the Adviser in accordance with their terms, except as rights to indemnity and contribution hereunder may be limited (based upon considerations of public policy) by federal or state securities laws and subject to the qualification that the enforceability of the Adviser's obligations hereunder and thereunder may be limited by bankruptcy, fraudulent conveyance, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and by general equitable principles (whether enforcement is considered in a proceeding in equity or at law).

          (f) The Adviser has the financial resources necessary for the performance of its services and obligations as contemplated in the Registration Statement and the Prospectus (or any amendment or supplement to either of them) or under this Agreement, or each of the Adviser Agreements.

          (g) The description of the Adviser and its business, in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and such description and the statements attributable to the Adviser did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading.

          (h) Since the date as of which information is given in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), except as otherwise stated therein, (i) there has been no material adverse change in the condition (financial or other), business, properties, net assets or results of operations or business prospects of the Adviser, whether or not arising from the ordinary course of business and (ii) there have been no transactions entered into by the Adviser which are material to the Adviser other than those in the ordinary course of its business as described in the Prospectus that has or would reasonably be expected to have, either alone or in the aggregate, a Material Adverse Effect on the Adviser or a material, adverse effect on the ability of the Adviser to perform its obligations under this Agreement or under any of the Adviser Agreements.

          (i) The Adviser has such permits as are necessary to own its property and to conduct its business in the manner described in the Prospectus (and any amendment or supplement thereto); the Adviser has fulfilled and performed all its material obligations with respect to such permits and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any other impairment of the rights of the Adviser under any such permit, except where the lack of, revocation, termination or impairment of the Adviser's rights under such permits has or would reasonably be expected to have, either alone or in the aggregate, a Material Adverse Effect on the Adviser or a material, adverse effect on the ability of the Adviser to perform its obligations under this Agreement or under any of the Adviser Agreements.

          (j) This Agreement and each of the Adviser Agreements do not violate in any material respects any applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations.

          (k) Except as stated in this Agreement, the Registration Statement or the Prospectus (or in any amendment or supplement to any of the foregoing), the Adviser has not taken, directly or indirectly, any action designed to or which might reasonably be expected to cause or result in or which will constitute stabilization or manipulation of the price of the Shares or of any securities issued by the Fund to facilitate the sale or resale of the Shares, in each case, in violation of federal securities laws and the Adviser is not aware of any such action taken or to be taken by any affiliates of the Adviser.

     8.   INDEMNIFICATION AND CONTRIBUTION.

          (a) The Fund and the Adviser, jointly and severally, agree to indemnify and hold harmless each of you and each other Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, from and against any and all losses, claims, damages, liabilities and expenses, joint or several (including reasonable costs of investigation), arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Prospectus, any Prepricing Prospectus, any sales material (as defined in Section 6(t) of this Agreement) (or any amendment or supplement to any of the foregoing) or arising out of or based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in light of the circumstances under which they were made) not misleading, except insofar as such losses, claims, damages, liabilities or expenses arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which has been made therein or omitted therefrom in reliance upon and in conformity with the information relating to such Underwriters furnished in writing to the Fund or to the Adviser by or on behalf of any Underwriter through you expressly for use in connection therewith; provided, however, that the foregoing indemnification contained in this paragraph (a) with respect to the Prepricing Prospectus contained in Pre-Effective Amendment No. 1 to the registration statement shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) on account of any such loss, claim, damage, liability or expense arising from the sale of the Shares by such Underwriter to any person if it is shown that a copy of the Prospectus (which term as used in this proviso shall not include any statement of additional information) was not delivered or sent to such person within the time required by the 1933 Act and the 1933 Act Rules and Regulations and the untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in such Prepricing Prospectus was corrected in the Prospectus, provided that the Fund has delivered the Prospectus to the several Underwriters in requisite quantity on a timely basis to permit proper delivery or sending. The foregoing indemnity agreement shall be in addition to any liability which the Fund or the Adviser may otherwise have.

          (b) If any action, suit or proceeding shall be brought against any Underwriter or any person controlling any Underwriter in respect of which indemnity may be sought against the Fund or the Adviser, such Underwriter or such controlling person shall promptly notify the Fund or the Adviser and the Fund or the Adviser shall assume the defense thereof, including the employment of counsel and the payment of all fees and expenses. Such Underwriter or any such controlling person shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Underwriter or controlling person unless (i) the Fund or the Adviser have agreed in writing to pay such fees and expenses,
     (ii) the Fund or the Adviser have failed within a reasonable time to assume the defense and employ counsel or (iii) the named parties to any such action, suit or proceeding (including any impleaded parties) include both such Underwriter or such controlling person and the Fund or the Adviser and such

     Underwriter or such controlling person shall have been advised by its counsel that representation of such indemnified party and the Fund or the Adviser by the same counsel would be inappropriate under applicable standards of professional conduct (whether or not such representation by the same counsel has been proposed) due to actual or potential differing interests between them (in which case the Fund and the Adviser shall not have the right to assume the defense of such action, suit or proceeding on behalf of such Underwriter or such controlling person). It is understood, however, that the Fund and the Adviser shall, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of only one separate firm of attorneys (in addition to any local counsel if there is any action, suit or proceeding in more than one jurisdiction) at any time for all such Underwriters and controlling persons not having actual or potential differing interests with you or among themselves, which firm shall be designated in writing by the Representatives and that, subject to the requirements of 1940 Act Release No. 11330, all such fees and expenses shall be reimbursed promptly as they are incurred. The Fund and the Adviser shall not be liable for any settlement of any such action, suit or proceeding effected without the written consent of the Fund or the Adviser, but if settled with such written consent or if there be a final judgment for the plaintiff in any such action, suit or proceeding, the Fund and the Adviser agree to indemnify and hold harmless any Underwriter, to the extent provided in the preceding paragraph and any such controlling person from and against any loss, liability, damage or expense by reason by such settlement or judgment.

          (c) Each Underwriter agrees, severally and not jointly, to indemnify and hold harmless the Fund and the Adviser, their trustees or directors, any officers of the Fund who sign the Registration Statement and any person who controls the Fund or the Adviser within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, to the same extent as the foregoing indemnity from the Fund and the Adviser to each Underwriter, but only with respect to information relating to such Underwriter furnished in writing by or on behalf of such Underwriter through you expressly for use in the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement thereto). If any action, suit or proceeding shall be brought against the Fund or the Adviser, any of their trustees or directors, any such officer or any such controlling person, based on the Registration Statement, the Prospectus or any Prepricing Prospectus (or any amendment or supplement thereto) and in respect of which indemnity may be sought against any Underwriter pursuant to this paragraph (c), such Underwriter shall have the rights and duties given to each of the Fund and the Adviser by paragraph (b) above (except that if the Fund or the Adviser shall have assumed the defense thereof such Underwriter shall not be required to do so, but may employ separate counsel therein and participate in the defense thereof, but the fees and expenses of such counsel shall be at such Underwriter's expense) and the Fund and the Adviser, their trustees or directors, any such officer and any such controlling person shall have the rights and duties given to the Underwriters by paragraph (b) above. The foregoing indemnity agreement shall be in addition to any liability which the Underwriters may otherwise have.

          (d) If the indemnification provided for in this Section 8 is unavailable to an indemnified party under paragraphs (a) or (c) hereof in respect of any losses, claims, damages, liabilities or expenses referred to therein, then an indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative benefits received by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Fund bear to the total underwriting discounts and commissions received by the Underwriters, in each case, as set forth in the table on the cover page of the Prospectus. The relative fault of the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Fund and the Adviser on the one hand (treated jointly for this purpose as one person) or by the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          (e) The Fund, the Adviser, and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 8 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph
     (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities and expenses referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating any claim or defending any such action, suit or proceeding. Notwithstanding the provisions of this Section 8, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price of the Shares underwritten by it and distributed to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations to contribute pursuant to this Section 8 are several in proportion to the respective number of Shares set forth opposite their names in Schedule I (or such number of Shares increased as set forth in Section 10 hereof) and not joint.

          (f) No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action, suit or proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability from claimants on claims that are the subject matter of such action, suit or proceeding.

          (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
     Section 8 shall, subject to the requirements of Release No. 11330, be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of each of the Fund and the Adviser set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Fund, the Adviser, or their trustees, directors, officers or any person controlling the Fund or the Adviser, (ii) acceptance of any Shares and payment therefor hereunder and
     (iii) any termination of this Agreement. A successor to any Underwriter or to the Fund or the Adviser or their trustees, directors, officers or any person controlling the Fund or the Adviser shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

          (h) The Fund and the Adviser each acknowledge that the statements with respect to (1) the public offering price of the Shares as set forth on the cover page of the Prospectus and (2) as set forth under the caption "Underwriting" in the Prospectus: (i) the names of the Underwriters, (ii) the number of Firm Shares set forth opposite the name of each Underwriter,
     (iii) the amount of the selling concessions and reallowances of selling concessions set forth in the first sentence of the fourth paragraph, the information set forth in the tenth, eleventh and twelfth paragraphs relating to stabilization and the imposition of penalty bids and (iv) the address of A.G. Edwards & Sons, Inc. and any other Underwriter in the final paragraph constitute the only information furnished in writing to the Fund by the Underwriters expressly for use in such document. The Underwriters severally confirm that these statements are correct in all material respects and were so furnished by or on behalf of the Underwriters severally for use in the Prospectus.

     9. CONDITIONS OF UNDERWRITERS' OBLIGATIONS. The several obligations of the Underwriters to purchase the Shares hereunder are subject to the accuracy of and compliance with the representations, warranties and agreements of and by each of the Fund and the Adviser contained herein on and as of the date on which the Registration Statement becomes or became effective, the date of the Prospectus (and of any amendment or supplement thereto) and the Closing Date and, with respect to any Additional Shares, any Option Closing Date; to the accuracy and completeness of all statements made by the Fund, the Adviser, or any of their respective officers in any certificate delivered to the Representatives or their counsel pursuant to this Agreement, and to the following conditions:

          (a) If, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, the registration statement or such post-effective amendment shall have become effective not later than 5:30 p.m., New York City time, on the date hereof or at such later date and time as shall be consented to in writing by you and all filings, if any, required by Rules 497 and 430A under the 1933 Act and the 1933 Act Rules and Regulations shall have been timely made; no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act shall have been issued and no proceeding for that purpose shall have been instituted or, to the knowledge of the Fund, the Adviser or any Underwriter, threatened by the Commission and any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise) shall have been complied with to your satisfaction.

          (b) Subsequent to the effective date of this Agreement, there shall not have occurred (i) any change or any development involving a prospective change in or affecting the condition (financial or other), general affairs, business, properties, net assets (in the case of the Fund, other than as a result of changes in market conditions generally), or results of operations of the Fund or the Adviser not contemplated by the Prospectus, which in your opinion, would materially adversely affect the market for the Shares, or (ii) any event or development relating to or involving the Fund or the Adviser or any officer, trustee, or director of the Fund or the Adviser, which makes any statement made in the Prospectus untrue in any material respect or which, in the opinion of the Fund and its counsel or the Underwriters and their counsel, requires the making of any addition to or change in the Prospectus in order to state a material fact required by the 1933 Act, the 1940 Act or the Rules and Regulations or any other law to be stated therein or necessary in order to make the statements therein not misleading, if amending or supplementing the Prospectus to reflect such event or development would, in your opinion, materially adversely affect the market for the Shares.

          (c) That you shall have received on the Closing Date an opinion of Simpson Thacher & Bartlett LLP, special counsel for the Fund, dated the Closing Date and addressed to you, as the Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit A. In rendering its opinion, Simpson Thacher & Bartlett LLP may rely, as to matters of Delaware law, upon the opinion of Richards, Layton & Finger, P.A. dated as of the date thereof.

          (d) That you shall have received on the Closing Date an opinion of the Adviser's internal counsel, dated the Closing Date and addressed to you, as Representatives of the several Underwriters, in substantially the form attached hereto as Exhibit B.

          (e) That you shall have received on the Closing Date an opinion of Skadden, Arps, Slate, Meagher & Flom (Illinois), dated the Closing Date and addressed to you, as the Representatives of the several underwriters, with respect to such matters as you may require and the Fund, the Adviser, and their respective counsel shall have furnished to such counsel such documents as they may request for the purpose of enabling them to pass upon such matters. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom (Illinois) may rely, as to matters of Delaware law, upon the opinion of Richards

     Layton & Finger P.A. dated as of the date thereof in the same manner and to the same extent as Simpson Thacher & Bartlett LLP.

          (f) That you shall have received letters addressed to you, as the Representatives of the several Underwriters and dated each of the date hereof and the Closing Date from PricewaterhouseCoopers LLP, independent certified public accountants, substantially in the forms heretofore approved by you.

          (g) (i) No order suspending the effectiveness of the Registration Statement or prohibiting or suspending the use of the Prospectus (or any amendment or supplement to any of the foregoing) or any Prepricing Prospectus or any sales material shall have been issued and no proceedings for such purpose or for the purpose of commencing an enforcement action against the Fund or the Adviser, with respect to the transactions contemplated by the Prospectus (or any amendment or supplement thereto) and this Agreement, may be pending before or, to the knowledge of the Fund, the Adviser, or any Underwriter or in the reasonable view of counsel to the Underwriters, shall be threatened or contemplated by the Commission at or prior to the Closing Date and that any request for additional information on the part of the Commission (to be included in the Registration Statement, the Prospectus or otherwise) be complied with to the satisfaction of the Representatives, (ii) there shall not have been any material change in the shares of beneficial interest of the Fund nor any material increase in debt of the Fund from that set forth in the Registration Statement or the Prospectus (or any amendment or supplement to either of them) and the Fund shall not have sustained any material liabilities or obligations, direct or contingent, other than those reflected in or contemplated by the Registration Statement or the Prospectus (or any amendment or supplement to either of them), (iii) since the date of the Prospectus there shall not have been any material, adverse change in the condition (financial or other), general affairs, business, properties, net assets (in the case of the Fund, other than as a result of changes in market conditions generally) or results of operations of the Fund or the Adviser,
     (iv) none of the Fund or the Adviser shall have sustained any material loss or interference with their businesses from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement or the Prospectus (or any amendment or supplement to either of them), and (v) all of the representations and warranties of each of the Fund or the Adviser contained in this Agreement shall be true and correct on and as of the date hereof and as of the Closing Date as if made on and as of the Closing Date.

          (h) That neither of the Fund or the Adviser shall have failed at or prior to the Closing Date to have performed or complied with in any material respect any of the agreements herein contained and required to be performed or complied with by them at or prior to the Closing Date.

          (i) That you shall have received on the Closing Date a certificate, dated such date, of each of the chief executive officer and chief financial officer of each of the Fund and the Adviser certifying that (i) the signers have carefully examined the Registration Statement, the Prospectus (and any amendments or supplements to either of them) and this Agreement, (ii) the representations and warranties of the Fund (with respect to the certificates from such Fund officers) and the representations and warranties of the Adviser (with respect to the certificates from such officers of the Adviser) in this Agreement are true and correct on and as of the date of the certificate as if made on such date, (iii) since the date of the Prospectus (and any amendment or supplement thereto) there has not been any material, adverse change in the condition (financial or other), business, properties, net assets (in the case of the Fund, other than as a result of changes in market conditions generally) or results of operations of the Fund (with respect to the certificates from such Fund officers) or the Adviser (with respect to the certificates from such officers of the Adviser), (iv) to the knowledge of such officers after reasonable investigation, no order suspending the effectiveness of the Registration Statement or prohibiting the sale of any of the Shares or having a material, adverse effect on the Fund (with respect to the certificates from such Fund officers) or the Adviser (with respect to the certificates from such officers of the Adviser) has been issued and no proceedings for any such purpose are pending before or threatened by the Commission or any court or other regulatory body, the NASD, any state securities commission, any national securities exchange, any arbitrator, any court or any other governmental, regulatory, self-regulatory or administrative agency or any official, (v) each of the Fund (with respect to certificates from such Fund officers) and the Adviser (with respect to certificates from such officers of the Adviser) has performed and complied in all material respects with all agreements that this Agreement require it to perform by such Closing Date, (vi) none of the Fund (with respect to the certificate from such officers of the Fund) or the Adviser (with respect to the certificate from such officers of the Adviser) has sustained any material loss or interference with its business from any court or from legislative or other governmental action, order or decree or from any other occurrence not described in the Registration Statement or the Prospectus and any amendment or supplement to either of them and
     (vii) with respect to the certificate from such officers of the Fund, there has not been any change in the shares of beneficial interest of the Fund nor any increase in the debt of the Fund from that set forth in the Prospectus (or any amendment or supplement thereto) and the Fund has not sustained any material liabilities or obligations, direct or contingent, other than those reflected in the Prospectus (or any amendment or supplement thereto).

          (j) That the Fund and the Adviser shall have furnished to you such further letters, certificates, documents and opinions of counsel as you shall reasonably request (including certificates of officers of the Fund and the Adviser).

     All such opinions, certificates, letters and other documents will be in compliance with the provisions hereof only if they are satisfactory in form and substance to you and your counsel acting in good faith.

     Any certificate or document signed by any officer of the Fund or the Adviser and delivered to you, as the Representatives of the Underwriters or to Underwriters' counsel, shall be deemed a representation and warranty by the Fund or the Adviser to each Underwriter as to the statements made therein.

     The several obligations of the Underwriters to purchase Additional Shares hereunder are subject to (i) the accuracy of and compliance with the representations and warranties of the Fund and the Adviser contained herein on and as of the Option Closing Date as though made on any Option Closing Date,
(ii) satisfaction on and as of any Option Closing Date of the conditions set forth in this Section 9 except that, if any Option Closing Date is other than the Closing Date, the certificates, opinions and letters referred to in Sections 9 (c), (d), (e), (f) and (j) and this paragraph shall be dated the Option Closing Date in question and the opinions called for by Sections 9 (c), (d), (e) and (f) shall be revised to reflect the sale of Additional Shares and (iii) the absence of circumstances on or prior to the Option Closing Date which would permit termination of this Agreement pursuant to Section 11 hereof if they existed on or prior to the Closing Date.

     10.  EFFECTIVE DATE OF AGREEMENT. This Agreement shall become effective:
(i) upon the execution and delivery hereof by the parties hereto; or (ii) if, at the time this Agreement is executed and delivered, it is necessary for the registration statement or a post-effective amendment thereto to be declared effective before the offering of the Shares may commence, when the Registration Statement or such post-effective amendment has become effective. Until such time as this Agreement shall have become effective, it may be terminated by the Fund by notifying you, or by you by notifying the Fund.

     If any one or more of the Underwriters shall fail or refuse to purchase Shares which it or they have agreed to purchase hereunder and the aggregate number of Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase is not more than one-tenth of the aggregate number of the Shares, each non-defaulting Underwriter shall be obligated, severally, in the proportion which the aggregate number of Shares set forth opposite its name in Schedule I hereby bears to the aggregate number of Shares set forth opposite the names of all non-defaulting Underwriters or in such other proportion as you may specify in accordance with Section 7 of the Master Agreement Among Underwriters, to purchase Shares which such defaulting Underwriter or Underwriters agreed but failed or refused to purchase. If any Underwriter or Underwriters shall fail or refuse to purchase Shares and the aggregate number of Shares with respect to which such default occurs is more than one-tenth of the aggregate number of Shares and arrangements satisfactory to you and the Fund for the purchase of such Shares by one or more non-defaulting Underwriters or other party or parties approved by you and the Fund are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or the Fund. In any such case which does not result in termination of this Agreement, either you or the Fund shall have the right to postpone the Closing Date, but in no event for longer than seven days, in order that the required changes, if any, in the Registration Statement and the Prospectus or any other documents or arrangements may be effected. Any action taken under this paragraph shall not relieve any defaulting Underwriter from liability in respect to any such default of any such Underwriter under this Agreement. The term "Underwriter" as used in this Agreement includes, for all purposes of this Agreement, any party not listed in Schedule I hereto who, with your approval and the approval of the Fund, purchases Shares which a defaulting Underwriter agreed, but failed or refused, to purchase.

     Any notice under this Section 10 may be made by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     11. TERMINATION OF AGREEMENT. This Agreement shall be subject to termination in your absolute discretion, without liability on the part of any Underwriter to the Fund or the Adviser by notice to the Fund or the Adviser if prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Additional Shares), as the case may be, (i) trading in securities generally on the New York Stock Exchange, American Stock Exchange, Nasdaq National Market, Nasdaq SmallCap Market or the Nasdaq Stock Market shall have been suspended or limited or minimum prices shall have been established, (ii) additional governmental restrictions not in force on the date of this Agreement have been imposed upon trading in securities generally or a general moratorium on commercial banking activities shall have been declared by Federal or any state's authorities or (iii) any outbreak or material escalation of hostilities or other international or domestic calamity, crisis or change in political, financial, economic, legal or regulatory conditions, occurs, the effect of which is such as to make it, in your judgment, impracticable or inadvisable to commence or continue the offering of the Shares at the offering price to the public set forth on the cover page of the Prospectus or to enforce contracts for the resale of the Shares by the Underwriters. Notice of such termination may be given to the Fund or the Adviser by telegram, telecopy or telephone but shall be subsequently confirmed by letter.

     12. EXPENSES. The Fund agrees to pay the following costs and expenses and all other costs and expenses incident to the performance by the Fund of its obligations hereunder: (a) the preparation, printing or reproduction, filing (including, without limitation, the filing or registration fees prescribed by the 1933 Act, the 1934 Act, the 1940 Act and the Rules and Regulations) and distribution of the Registration Statement (including exhibits thereto), the Prospectus, each Prepricing Prospectus and the 1940 Act Notification and all amendments or supplements to any of them, (b) the expenses of printing (or reproduction) and delivery to the Underwriters and dealers (including postage, air freight and the cost of counting and packaging) of copies of the Prospectus, each Prepricing Prospectus, any sales material (and all amendments or supplements to any of them) as may be reasonably requested by the Representatives and counsel for the Underwriters for use in connection with the preparation of the offering and sale of the Shares, (c) the preparation, printing, authentication, issuance and delivery of certificates (if any) for the Shares, including any stamp taxes and transfer agent and registrar fees payable in connection with the original issuance and sale of such Shares, (d) the registrations or qualifications of the Shares for offer and sale under the securities or Blue Sky laws of the several states as provided in Section 5(g) hereof (including the reasonable fees, expenses and disbursements of counsel for the Underwriters relating to the preparation, printing or reproduction and delivery of the preliminary and supplemental Blue Sky Memoranda and such registration and qualification), (e) the fees and expenses of the Fund's independent accountants, counsel for the Fund and of the transfer agent, (f) the printing (or reproduction) and delivery of this Agreement, any dealer agreements, the preliminary and supplemental Blue Sky Memoranda and all other company-authorized agreements or other documents printed (or reproduced) and delivered in connection with the offering of the Shares, (g) the filing fees, and the fees, expenses and disbursements of counsel for the Underwriters in connection with any filings required to be made with the NASD and incurred with respect to the review by the NASD of this Agreement, the sales materials and other matters in connection with the offering of the Shares, which fees, expenses and disbursements of counsel, together with the fees, expenses and disbursements of counsel set forth in paragraph (d) of this Section 12 above, shall not exceed $25,0000 [cap to be split among three funds], exclusive of NASD and state filing fees, (h) the transportation, lodging, graphics and other expenses related to the Fund's preparation for and participation in the roadshow, (i) the listing of the Shares on the NYSE and (j) an amount not to exceed the greater of $___ per Share or $________ payable on the Closing Date to the Representatives in partial reimbursement of their expenses (but not including reimbursement for the cost of one tombstone advertisement in a newspaper that is one-quarter of a newspaper page or less in size) in connection with the offering. The Adviser and Claymore Securities, Inc. have jointly agreed to pay organizational expenses and offering costs of the Fund (other than sales load) that exceed $0.03 per Common Share.

     Notwithstanding the foregoing, in the event that the sale of the Shares is not consummated pursuant to Section 2 hereof, the Adviser will pay the costs and expenses of the Fund set forth above in this Section 12(a) through (i), and reimbursements of Underwriter expenses in connection with the offering shall be made in accordance with Section 5(l) hereof.

     13. MISCELLANEOUS. Except as otherwise provided in Sections 5, 10 and 11 hereof, notice given pursuant to any provision of this Agreement shall be in writing and shall be delivered (a) if to the Fund or the Adviser, c/o MBIA Capital Management Corp., 113 King Street, Armonk, New York 10504, Attention:
Clifford Corso or (b) if to you, as Representatives of the Underwriters, at the office of A.G. Edwards & Sons, Inc., One North Jefferson Avenue, St. Louis, Missouri 63103, Attention: Matthew Byer, with a copy to Skadden, Arps, Slate, Meagher & Flom (Illinois), 333 West Wacker Drive, Chicago, Illinois 60606,
Attention: Thomas A. Hale, Esq.

     This Agreement has been and is made solely for the benefit of the several Underwriters, the Fund, the Adviser, their trustees, directors, officers, and the other controlling persons referred to in Section 8 hereof and their respective successors and assigns, to the extent provided herein and no other person shall acquire or have any right under or by virtue of this Agreement. Neither the term "successor" or the term "successors and assigns" as used in this Agreement shall include a purchaser from any Underwriter of any of the Shares in his status as such purchaser.

     14. APPLICABLE LAW; COUNTERPARTS. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

     This Agreement may be signed in various counterparts which together constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

     Please confirm that the foregoing correctly sets forth the agreement among the Fund, the Adviser, and the several Underwriters.

                                                   Very truly yours,

                                                   MBIA CAPITAL/CLAYMORE
                                                   MANAGED DURATION
                                                   INVESTMENT GRADE MUNICIPAL
                                                   FUND


                                                   By:
                                                      ----------------
                                                      Title:


                                                   MBIA CAPITAL MANAGEMENT
                                                   CORP.


                                                   By:
                                                      ----------------
                                                      Title:

Confirmed as of the date
first above written on
behalf of themselves and
the other several Under-
writers named in Schedule
I hereto.


AS REPRESENTATIVE OF THE SEVERAL UNDERWRITERS


     A.G. EDWARDS & SONS, INC.


     By:
          ----------------------------------
          Title:

SCHEDULE I

Underwriter                                                Number of Shares
-----------                                                ----------------
A.G. Edwards & Sons, Inc.
Merrill Lynch, Pierce, Fenner
   & Smith Incorporated
Advest, Inc.
Robert W. Baird & Co., Incorporated
BB&T Capital Markets, a division of
   Scott & Stringfellow, Inc.
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Legg Mason Wood Walker, Incorporated
McDonald Investment, Inc.
Janney Montgomery Scott LLC
Quick & Reilly, Inc.
RBC Dain Rauscher, Inc.
The Seidler Companies Incorporated
SunTrust Robinson Humphrey
Wells Fargo Securities LLC

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                                                                       EXHIBIT A

                 FORM OF SIMPSON THACHER & BARTLETT LLP OPINION

1. The Fund (A) has been duly formed and is validly existing and in good standing as a statutory trust under the laws of the State of Delaware and has full statutory trust power and authority to conduct its business as described in the Registration Statement and the Prospectus and (B) filed an Application for Authority to do business in the State of New York (which is the only jurisdiction identified by management of the Fund to us in which the Fund owns or leases property or operates or conducts its business) on _______ __, 2003, and so far as shown by the records of the Department of State of the State of New York, the Fund is still authorized to do business in the State of New York;

2. The statements made in the Prospectus under the caption "Description of Shares - Common Shares," insofar as they purport to constitute summaries of the terms of the Fund's common shares of beneficial interest, constitute accurate summaries of the terms of such common shares of beneficial interest under the Fund's Amended and Restated Agreement and Declaration of Trust (the "Declaration"), By-Laws and under the Delaware Statutory Trust Act (the "DSTA") in all material respects;

3. All outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued by the Fund, and are fully paid and nonassessable;

4. The Shares have been duly authorized and, upon payment and delivery in accordance with the Underwriting Agreement, will be validly issued by the Fund, fully paid and nonassessable. There are no preemptive rights under federal or New York law or under the DSTA to subscribe for or purchase Shares upon the issuance thereof by the Fund. There are no preemptive or other rights to subscribe for or to purchase any shares of beneficial interest of the Fund's pursuant to the Fund's Declaration, By-Laws or any agreement or other instrument filed or incorporated by reference as an exhibit to the Registration Statement or otherwise known to us;

5. (A) Each of the Underwriting Agreement, the Underwriter Participation Agreement dated as of August __, 2003, among the Fund, the Investment Adviser and Claymore Securities, Inc. ("Claymore") (the "Underwriter Participation Agreement") the

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Investment Advisory Agreement dated as of August __, 2003 between the Fund and the Investment Adviser and the Waiver Reliance Letter dated as of August __, 2003 between the Fund and the Investment Adviser (collectively, the "Investment Advisory Agreement), the Custody Agreement dated as of August __, 2003 between the Fund and The Bank of New York (the "Custody Agreement"), and the Stock Transfer Agency Agreement dated as of August __, 2003 between the Fund and The Bank of New York (the "Transfer Agency Agreement"; collectively with the Investment Advisory Agreement and Custody Agreement, the "Fund Agreements") have been duly authorized, executed and delivered by the Fund and (B) each of the Fund Agreements, assuming that each is the valid and legally binding obligation of the other parties thereto, is a valid and legally binding agreement of the Fund, enforceable against the Fund in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except as the enforceability thereof may be limited by considerations of public policy and provided that we express no opinion as to the reasonableness of the compensation to be paid under the Investment Advisory Agreement;

6. The issue and sale of the Shares by the Fund and the compliance by the Fund with the provisions of the Underwriting Agreement, the Underwriter Participation Agreement and the Fund Agreements will not breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument filed or incorporated by reference as an exhibit to the Registration Statement, nor will such action violate the Fund's Declaration or By-Laws, or any federal or New York statute or any rule or regulation thereunder or the DSTA or any rule or regulation thereunder, or order known to us issued pursuant to any federal or New York statute or the DSTA by any court or governmental agency or body having jurisdiction over the Fund or any of its properties;

7. No consent, approval, authorization, order, registration or qualification of or with any federal or New York governmental agency or body or any Delaware governmental agency or body acting pursuant to the DSTA or, to our knowledge, any federal or New York court or any Delaware court acting pursuant to the DSTA is required for the issue and sale of the Shares by the Fund and the compliance by the Fund with all of the provisions of the

Underwriting Agreement, the Underwriter Participation Agreement and the Fund Agreements, except for the registration of the Shares under the 1933 Act and the 1940 Act pursuant to the Registration Statement and under the Securities Exchange Act of 1934, as amended, pursuant to the Fund's Registration Statement on Form 8-A, both of which have been filed and have become effective, the notification of registration of the Fund as an investment company under the 1940 Act on Form N-8A and such consents, approvals, authorizations, registrations or qualifications as may be required by the New York Stock Exchange under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

8. To our knowledge, other than as described or contemplated in the Prospectus, there are no legal or governmental proceedings pending or threatened against the Fund, or to which the Fund or any of its properties is subject, which are required to be described in the Prospectus;

9. The statements made in the Prospectus under the caption "Taxes," insofar as they purport to constitute summaries of matters of United States federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of the matters described therein in all material respects;

10. Each of the Fund Agreements complies as to form in all material respects with all applicable provisions of the 1940 Act, the Investment Advisers Act of 1940, as amended (the "Advisers Act"), the rules and regulations of the Commission under the 1940 Act (the "1940 Act Rules and Regulations") and the rules and regulations of the Commission under the Advisers Act (except that we express no opinion as to the reasonableness or fairness of the compensation payable under such agreements);

11. The Fund is duly registered with the Commission under the 1940 Act and the 1940 Act Rules and Regulations as a closed-end, diversified management investment company.

We have been advised that the Registration Statement has become effective under the 1933 Act and the 1933 Act Rules and Regulations and the Prospectus was filed on August __, 2003 pursuant to Rule 497(h) of the 1933 Act Rules and Regulations, and no stop order suspending the effectiveness of the Registration Statement or order pursuant to Section 8(e) of the 1940 Act has been issued and, to our knowledge, no proceedings for that purpose have been instituted or threatened by the Commission.

We have been advised by the Fund that the Shares have been authorized for listing, subject to notice of issuance, on the New York Stock Exchange.

We have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and take no responsibility therefor, except as and to the extent set forth in paragraphs 2 and 10 above. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, we participated in conferences with certain officers and employees of the Fund, the Investment Adviser, with representatives of PricewaterhouseCoopers LLP and with counsel to the Investment Adviser. Based upon our examination of the Registration Statement and the Prospectus, our investigations made in connection with the preparation of the Registration Statement and the Prospectus and our participation in the conferences referred to above, (i) we are of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the 1933 Act and the 1940 Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus, and
(ii) we have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case we express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus.

                                                                       EXHIBIT B

        FORM OF MBIA CAPITAL MANAGEMENT CORP.'S INTERNAL COUNSEL OPINION

1. Based on Certificates of the Secretary of State of the State of Delaware, the Investment Adviser has been duly incorporated and is validly existing as a corporation under the laws of the State of Delaware with full corporate power and authority to conduct its business as described in the Registration Statement and the Prospectus;

2. The Investment Adviser is duly registered with the Commission as an investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act") and is not prohibited by the Advisers Act, the rules and regulations of the Commission under the Advisers Act (the "Advisers Act Rules and Regulations"), the 1940 Act or the rules and regulations of the Commission under the 1940 Act from acting under the Investment Adviser and the Waiver Reliance Letter dated as of August __, 2003 between the Fund and the Investment Adviser (collectively, the "Investment Advisory Agreement) for the Fund as contemplated by the Prospectus;

3. Each of the Underwriting Agreement, the Advisory Agreement, the Corporate Finance Services and Consulting Agreement dated as of August __. 2003 between the Investment Adviser and A.G. Edwards & Sons, Inc. (the "Services Agreement") and the Underwriter Participation Agreement dated August __, 2003 among the Fund, the Investment Adviser and Claymore Securities, Inc. (the "Participation Agreement," and, together with the Underwriting Agreement, the Investment Advisory Agreement and the Services Agreement, the "Adviser Agreements") has been duly authorized, executed and delivered by the Investment Adviser, and each of the Advisory Agreement and the Services Agreement complies in all material respects with all applicable provisions of the 1940 Act, the 1940 Act Rules and Regulations, the Advisers Act and the Advisers Act Rules and Regulations and, assuming that each such agreement is the valid and legally binding agreement of the other parties thereto, is a valid and legally binding agreement of the Investment Adviser, enforceable against the Investment Adviser in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and by general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing, and except as the enforceability thereof may be limited by considerations of public policy, and provided that no opinion is expressed herein with respect to the reasonableness of the compensation to be paid under the Investment Advisory Agreement;

4. Neither the execution, delivery or performance of the Adviser Agreements by the Investment Adviser nor consummation by the Investment Adviser of the transactions contemplated thereby will breach or result in a default under any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Investment Adviser is a party or by which its properties are bound, nor will such action violate the certificate of incorporation or by-laws of the Investment Adviser, or any federal statute or the Delaware General Corporation Law or any rules or regulations thereunder, or order known to me issued pursuant to any federal statute or the Delaware General Corporation Law or by any court or governmental agency or body having jurisdiction over the Investment Adviser or any of its properties, except where such breach, default or violation would not reasonably be expected to have a material adverse effect on the ability of the Investment Adviser to perform its obligations under the Adviser Agreements;

5. No consent, approval, authorization, order, registration, filing or qualification of or with any federal governmental agency or body or any Delaware governmental agency or body acting pursuant to the Delaware General Corporation Law or, to my knowledge, any federal court or any Delaware court acting pursuant to the Delaware General Corporation Law is required on the part of the Investment Adviser for the execution, delivery and performance by the Investment Adviser of the Adviser Agreements, except such consents, approvals, authorizations, orders, registrations, filings or qualifications as have been obtained or made prior to the date hereof;

6. To my knowledge, there are no legal or governmental proceedings pending or threatened against the Investment Adviser, or to which the Investment Adviser or any of its properties is subject, which are required to be described in the Registration Statement or Prospectus that are not described as required or that would, under Section 9 of the 1940 Act, make the Investment Adviser ineligible to act as the Fund's investment adviser.

I have not independently verified the accuracy, completeness or fairness of the statements made or included in the Registration Statement or the Prospectus and take no responsibility therefor. In the course of the preparation by the Fund of the Registration Statement and the Prospectus, I participated in conferences with certain officers and employees of the Fund, and the Investment Adviser and with counsel to the Fund. Based upon my examination of the Registration Statement and the Prospectus, my investigations made in connection with the preparation of the Registration Statement and the Prospectus and my participation in the conferences referred to above, I have no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact concerning the Investment Adviser or omitted to state any material fact concerning the Investment Adviser required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date and as of the date hereof, contains any untrue statement of a material fact concerning the Investment Adviser or omits to state any material fact concerning the Investment Adviser necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case I express no belief with respect to the financial statements or other financial or statistical data contained or incorporated by reference in the Registration Statement or the Prospectus.